UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 26, 2021

NeuroPace, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40337	22-3550230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 N. Bernardo Avenue Mountain View, California		94043
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (650) 237-2700
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NPCE	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment and Restatement of Certificate of Incorporation
On April 26, 2021, NeuroPace, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering (the “IPO”) of shares of its common stock, par value $0.001 per share (the “Common Stock”). The Company’s board of directors and stockholders previously approved the Restated Certificate to be filed immediately following the closing of the IPO.
Amendment and Restatement of Bylaws
Effective as of April 26, 2021, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the IPO. The Company’s board of directors and stockholders previously approved the Restated Bylaws to be effective upon the closing of the IPO.
The Restated Certificate and the Restated Bylaws are filed as Exhibits 3.1 and 3.2 hereto, respectively.
Please see the description of the Restated Certificate and the Restated Bylaws in the section titled “Description of Capital Stock” in the final prospectus the Company filed with the Securities and Exchange Commission on April 23, 2021 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-254663).
Item 8.01   Other Events.
On April 26, 2021, the Company closed its IPO of 6,900,000 shares of its Common Stock, including 900,000 shares of Common Stock issued pursuant to the full exercise of the underwriters’ option to purchase additional shares in the IPO, at a price to the public of $17.00 per share. The gross proceeds to the Company from the IPO were $117.3 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.
Item 9.01   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Registrant.
3.2(1)	Amended and Restated Bylaws of the Registrant.
____________
(1)Previously filed as Exhibit 3.4 to the Company's Registration Statement on Form S-1, as amended (File No. 333-254663), filed with the Securities and Exchange Commission on April 14, 2021, and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuroPace, Inc.

Date: April 26, 2021	By:	/s/ Michael Favet
Michael Favet
President and Chief Executive Officer